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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the use in this Registration Statement of CenterPoint Energy Transition Bond Company II, LLC on Form S-3 of our report dated December 20, 2004 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such prospectus.


/s/ Deloitte & Touche LLP

Houston, Texas
December 21, 2004